U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 19, 2018

SOLAR QUARTZ TECHNOLOGIES CORPORATION
(Exact Name of Company as Specified in its Charter)

Colorado	333-174194	27-2888719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Waterway Avenue, Suite 300, The Woodlands, Texas	77380
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (281) 362-2725

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 19, 2018, Warren Dillard resigned as a director and chief executive officer of the Company; he remains the Company’s chief financial officer. On that date, the Company’s board of directors appointed Roger May, one of the directors, interim chief executive officer.

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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Solar Quartz Technologies Corporation

Dated: July 24, 2018	By:	/s/ Warren Dillard
Warren Dillard, CFO

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